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                                                                    EXHIBIT 23.2


                              ACCOUNTANT'S CONSENT


The Board of Directors
PROVANT, Inc.:

We consent to the use of our report incorporated herein by reference.



                                                   /s/ KPMG LLP

Boston, Massachusetts
May 15, 2000